UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2007

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Senior Unsecured Credit Facility

YRC Worldwide Inc. (the “Company”) and certain of its foreign subsidiaries entered into a Credit Agreement, dated as of August 17, 2007, with various lenders and agents party thereto (the “Credit Agreement”). The Credit Agreement provides the Company with a $950 million senior unsecured revolving credit facility, including sublimits available for borrowings under certain foreign currencies, and a $150 million senior unsecured term loan. The revolving credit facility and term loan mature on August 17, 2012. The interest rates and fees applicable to the revolving credit facility and term loan are set forth in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement. Currently, the interest rate on amounts outstanding under the revolving credit facility and term loan is LIBOR plus 50 basis points and LIBOR plus 62.5 basis points, respectively, and the facility fee for the revolving credit facility is 12.5 basis points.

The Credit Agreement replaces the Company’s existing Amended and Restated Credit Agreement, dated as of May 19, 2005, among the Company, certain foreign subsidiaries of the Company and various lenders and agents party thereto (the “Prior Credit Agreement”). The Prior Credit Agreement provided the Company with a $850 million senior unsecured revolving credit facility.

A copy of the Credit Agreement is included with this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Asset-Backed Securitization Facility

The Company amended its asset-backed securitization (“ABS”) facility as of August 17, 2007 to increase the financing limit available under the ABS facility from $650 million to $700 million. The ABS facility utilizes the accounts receivables of the following subsidiaries of the Company: Yellow Transportation, Inc.; Roadway Express, Inc.; USF Holland Inc.; and USF Reddaway Inc.

Yellow Roadway Receivables Funding Corporation (“YRRFC”), a special purpose entity and wholly owned subsidiary of the Company, operates the ABS facility. Under the terms of the ABS facility, the relevant Company subsidiaries may transfer trade receivables to YRRFC, which is designed to isolate the receivables for bankruptcy purposes. A third-party conduit must purchase from YRRFC an undivided ownership interest in those receivables. The percentage ownership interest in receivables that the conduit purchases may increase or decrease over time, depending on the characteristics of the receivables, including delinquency rates and debtor concentrations.

A copy of Omnibus Amendment No. 3, the amendment that effects the increase to the financing limit available under the ABS facility, is included with this Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

A copy of the press release announcing that the Company entered into the Credit Agreement and the amendment to the ABS facility is included with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

See Item 1.01 above. The Company and the other parties thereto terminated the Prior Credit Agreement, effective August 17, 2007.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2007, the Company announced that Stephen Bruffett will replace Don Barger as Executive Vice President and Chief Financial Officer, effective September 1, 2007. Mr. Barger will remain with the Company in an advisory capacity until his retirement in the beginning of 2008.

Mr. Bruffett, 43, has been Senior Vice President – Sales and Marketing for YRC National Transportation since January 2007. Prior to that, Mr. Bruffett was Vice President and Treasurer of the Company from April 2001 to December 2003, Senior Vice President – Corporate Development and Investor Relations of the Company from

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December 2003 to October 2005, Senior Vice President – Field Operations and Sales of Yellow Transportation, Inc. from October 2005 to May 2006 and Senior Vice President – Sales and Marketing of Yellow Transportation, Inc. from May 2006 to January 2007.

Mr. Bruffett will continue to participate in the Company’s Long-Term Incentive Plan and the Company’s Annual Incentive Bonus Program and will continue to be a party to an Executive Severance Agreement and an Indemnification Agreement. The Long-Term Incentive Plan and the forms of Executive Severance Agreement and Indemnification Agreement were filed as Exhibits 10.1, 10.4 and 10.5, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on March 15, 2007. The Annual Incentive Bonus Program was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on May 23, 2007.

A copy of the press release making this announcement is included with this Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Credit Agreement, dated as of August 17, 2007, among the Company; the Canadian Borrowers and UK Borrowers party thereto; the Lenders party thereto; Bank of America, N.A. and SunTrust Bank, as Syndication Agents; U.S. Bank National Association, Wachovia Bank, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., Chicago Branch, as Documentation Agents; JPMorgan Chase Bank, National Association, Toronto Branch, as Canadian Agent; J.P. Morgan Europe Limited, as UK Agent; and JPMorgan Chase Bank, National Association, as Administrative Agent.

10.2	Omnibus Amendment No. 3 [Amendment No. 3 to Amended and Restated Receivables Sale Agreement and Amendment No. 3 to Second Amended and Restated Receivables Purchase Agreement], dated as of August 17, 2007, among Yellow Transportation, Inc., Roadway Express, Inc., USF Reddaway Inc. and USF Holland Inc., as Originators; Yellow Roadway Receivables Funding Corporation, as Seller; JPMorgan Chase Bank, N.A., SunTrust Bank, Wachovia Bank, National Association and ABN AMRO Bank, N.V., as Committed Purchasers; Falcon Asset Securitization Company LLC (f/k/a Falcon Asset Securitization Corporation), Three Pillars Funding LLC, Variable Funding Capital Company LLC (as assignee of Blue Ridge Asset Funding Corporation) and Amsterdam Funding Corporation, as Conduits; YRC Assurance Co. Ltd., as Co-Agent; Wachovia Bank, National Association, as LC Issuer; SunTrust Robinson Humphrey, Inc. (f/k/a SunTrust Capital Markets, Inc.), Wachovia Bank, National Association, ABN AMRO Bank, N.A., and JPMorgan Chase Bank, N.A., as Co-Agents; and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release dated August 17, 2007.

99.2	Press Release dated August 20, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: August 21, 2007	By:	/s/ Daniel J. Churay
Daniel J. Churay Executive Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Agreement, dated as of August 17, 2007, among the Company; the Canadian Borrowers and UK Borrowers party thereto; the Lenders party thereto; Bank of America, N.A. and SunTrust Bank, as Syndication Agents; U.S. Bank National Association, Wachovia Bank, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., Chicago Branch, as Documentation Agents; JPMorgan Chase Bank, National Association, Toronto Branch, as Canadian Agent; J.P. Morgan Europe Limited, as UK Agent; and JPMorgan Chase Bank, National Association, as Administrative Agent.

10.2	Omnibus Amendment No. 3 [Amendment No. 3 to Amended and Restated Receivables Sale Agreement and Amendment No. 3 to Second Amended and Restated Receivables Purchase Agreement], dated as of August 17, 2007, among Yellow Transportation, Inc., Roadway Express, Inc., USF Reddaway Inc. and USF Holland Inc., as Originators; Yellow Roadway Receivables Funding Corporation, as Seller; JPMorgan Chase Bank, N.A., SunTrust Bank, Wachovia Bank, National Association and ABN AMRO Bank, N.V., as Committed Purchasers; Falcon Asset Securitization Company LLC (f/k/a Falcon Asset Securitization Corporation), Three Pillars Funding LLC, Variable Funding Capital Company LLC (as assignee of Blue Ridge Asset Funding Corporation) and Amsterdam Funding Corporation, as Conduits; YRC Assurance Co. Ltd., as Co-Agent; Wachovia Bank, National Association, as LC Issuer; SunTrust Robinson Humphrey, Inc. (f/k/a SunTrust Capital Markets, Inc.), Wachovia Bank, National Association, ABN AMRO Bank, N.A., and JPMorgan Chase Bank, N.A., as Co-Agents; and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release dated August 17, 2007.

99.2	Press Release dated August 20, 2007.

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